UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2010

eBay Inc.

(Exact name of registrant as specified in its Charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue, San Jose, CA		95125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 376-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 21, 2010, eBay Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), with respect to the Company’s issuance and sale of a total of $1,500,000,000 aggregate principal amount of its senior unsecured notes, consisting of $400,000,000 aggregate principal amount of its 0.875% Notes due 2013, $600,000,000 aggregate principal amount of its 1.625% Notes due 2015 and $500,000,000 aggregate principal amount of its 3.250% Notes due 2020 (collectively, the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-154449) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission. The Notes are being issued pursuant to an Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Indenture”), as supplemented and amended by a Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture”).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The Indenture and Supplemental Indenture (including the respective forms of the Notes included in the Supplemental Indenture) are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. In connection with the issuance of the Notes, Sidley Austin LLP is filing the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

On October 21, 2010, the Company issued a press release announcing its agreement to sell the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated October 21, 2010 among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 0.875% Senior Note due 2013 (included in Exhibit 4.2).

4.4	Form of 1.625% Senior Note due 2015 (included in Exhibit 4.2).

4.5	Form of 3.250% Senior Note due 2020 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated October 21, 2010 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 28, 2010	eBay Inc.

	By:	/S/ BRIAN H. LEVEY
	Name:	Brian H. Levey
	Title:	Vice President, Deputy General Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated October 21, 2010 among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 0.875% Senior Note due 2013 (included in Exhibit 4.2).

4.4	Form of 1.625% Senior Note due 2015 (included in Exhibit 4.2).

4.5	Form of 3.250% Senior Note due 2020 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated October 21, 2010 relating to the offering of the Notes.

4